Legal Reserve and Retained Earnings	12 Months Ended
Dec. 31, 2012
Legal Reserve and Retained Earnings

13.	Legal Reserve and Retained Earnings

The Corporation Law of Japan provides that an amount equal to 10% of distributions from retained earnings paid by the Company and its Japanese subsidiaries be appropriated as a legal reserve. No further appropriations are required when the total amount of the additional paid-in capital and the legal reserve equals 25% of their respective stated capital. The Corporation Law of Japan also provides that additional paid-in capital and legal reserve are available for appropriations by the resolution of the stockholders. Certain foreign subsidiaries are also required to appropriate their earnings to legal reserves under the laws of the respective countries.

Cash dividends and appropriations to the legal reserve charged to retained earnings for the years ended December 31, 2012, 2011 and 2010 represent dividends paid out during those years and the related appropriations to the legal reserve. Retained earnings at December 31, 2012 did not reflect current year-end dividends in the amount of ¥80,695 million which were approved by the stockholders in March 2013.

The amount available for dividends under the Corporation Law of Japan is based on the amount recorded in the Company’s nonconsolidated books of account in accordance with generally accepted accounting standards of Japan. Such amount was ¥1,090,834 million at December 31, 2012.

Retained earnings at December 31, 2012 included Canon’s equity in undistributed earnings of affiliated companies accounted for by the equity method in the amount of ¥17,094 million.